Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of February 25, 2005, by and among CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), CARRAMERICA REALTY CORPORATION and CARRAMERICA REALTY L.P., as Guarantors (the “Guarantors”), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A. (successor to JPMorgan Chase Bank), as Administrative Agent, J.P. MORGAN SECURITIES INC., as Lead Arranger and Sole Bookrunner, BANK OF AMERICA, N.A., as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, WACHOVIA BANK, NATIONAL ASSOCIATION, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as documentation Agent, and COMMERZBANK AG, NEW YORK BRANCH, NATIONAL AUSTRALIA BANK LIMITED, NEW YORK BRANCH and US BANK, as Co-Agents.

W I T N E S S E T H:

WHEREAS, the Borrower and the Banks have entered into the Amended and Restated Revolving Credit Agreement, as of June 30, 2004 (the “Credit Agreement”); and

WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. FMV Cap Rate. The definition of “FMV Cap Rate” is hereby deleted and the following substituted therefor: “‘FMV Cap Rate’ means 9% except that with respect to those properties located in the following counties or cities, it shall mean 8.5%: Montgomery County, MD, Prince George’s County, MD, Washington, D.C., Arlington, VA, Alexandria, VA,, Fairfax County, VA, Loudoun County, VA.”

3. Maximum Total Debt Ratio. Section 5.8(b)is hereby amended by deleting the reference to “55%” and substituting “60%” therefor.

4. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the “Effective Date”).

5. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby, are true and complete in all material respects.

6. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

9. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

10. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

BORROWER:	CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., as Borrower

	By:	CARRAMERICA REALTY CORPORATION
General Partner

	By:	/s/ Stephen M. Walsh
	Name:	Stephen M. Walsh
	Title:	Senior Vice President - Capital Markets

CARRAMERICA REALTY CORPORATION,
as Guarantor, for purposes of consenting
to this Amendment

	By:	/s/ Stephen M. Walsh
	Name:	Stephen M. Walsh
	Title:	Senior Vice President - Capital Markets

CARRAMERICA REALTY, L.P.,
as Guarantor, for purposes of consenting
to this Amendment

	By:	CARRAMERICA REALTY GP HOLDINGS, INC.,
General Partner

	By:	/s/ Stephen M. Walsh
	Name:	Stephen M. Walsh
	Title:	Senior Vice President - Capital Markets

JPMorgan Chase Bank, N.A. as Administrative Agent and as a Bank

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Bank

By:	/s/ Charlotte W. Deinhart
Name:	Charlotte W. Deinhart
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
as Documentation Agent and as a
Bank

By:	/s/ William R. Lynch III
Name:	William R. Lynch III
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agent and
as a Bank

By:	/s/ Joseph L. Carter III
Name:	Joseph L. Carter III
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Documentation Agent and
as a Bank

By:	/s/ David Blackman
Name:	David Blackman
Title:	Director

COMMERZBANK AG, NEW YORK BRANCH,
as Co-Agent and as a Bank

By:	/s/ Ralph C. Marra, Jr.
Name:	Ralph C. Marra, Jr.
Title:	Vice President

By:	/s/ Kerstin Micke
Name:	Kerstin Micke
Title:	Assistant Treasurer

NATIONAL AUSTRALIA BANK LIMITED,
NEW YORK BRANCH (ABN 004 044 937),
as Co-Agent and as a Bank

By:	/s/ Thomas Matesich
Name:	Thomas Matesich
Title:	Senior Vice President

AmSouth BANK, as Bank

By:	/s/ Robert Blair
Name:	Robert Blair
Title:	Vice President

By:
Name:
Title:

SOUTHTRUST BANK, as Bank

By:	/s/ David Blackman
Name:	David Blackman
Title:	Director

CITICORP NORTH AMERICA, INC., as a Bank

By:	/s/ Blake R. Gronich
Name:	Blake R. Gronich
Title:	Vice President

EUROHYPO AG, New York Branch, as a Bank

By:	/s/ Alfred Koch
Name:	Alfred Koch
Title:	Executive Director

By:	/s/ Stephen Cox
Name:	Stephen Cox
Title:	Vice President

SUNTRUST BANK, as a Bank

By:	/s/ Gregory T. Horstman
Name:	Gregory T. Horstman
Title:	Senior Vice President

FIRST HORIZON BANK, A DIVISION OF
FIRST TENNESSEE BANK N.A., as a Bank

By:	/s/ J. Jordan O’Neill III
Name:	J. Jordan O’Neill III
Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a Bank

By:	/s/ Edward Cripps
Name:	Edward Cripps
Title:	Director, Banking Products Services, US

By:	/s/ Jocelin Fernandes
Name:	Jocelin Fernandes
Title:	Associate Director, Banking Products Services, US

THE BANK OF NEW YORK, as a Bank

By:	/s/ Anthony A. Filorimo
Name:	Anthony A. Filorimo
Title:	Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Bank

By:	/s/ Ming-Hsien Lin
Name:	Ming-Hsien Lin
Title:	SVP & General Manager

MORGAN STANLEY BANK, as a Bank

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President